Acquisition of Coastal Bankshares, Inc. March 11, 2014 Exhibit 99.2

Cautionary Statements

This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of America (“GAAP”). Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of
the Company’s performance. These measures are useful
when evaluating the underlying performance and efficiency
of the Company’s operations and balance sheet. The
Company’s management believes that these non-GAAP
measures provide a greater understanding of ongoing
operations, enhance comparability of results with prior
periods and demonstrate the effects of significant gains and charges in the current period. The Company’s management
believes that investors may use these non-GAAP financial
measures to evaluate the Company’s financial performance
without the impact of unusual items that may obscure trends
in the Company’s underlying performance. These disclosures
should not be viewed as a substitute for financial measures
determined in accordance with GAAP, nor are they
necessarily comparable to non-GAAP performance measures
that may be presented by other companies. Tangible
common equity and Tier 1 capital ratios are non-GAAP
measures. The Company calculates the Tier 1 capital using
current call report instructions. The Company’s management
uses these measures to assess the quality of capital and
believes that investors may find them useful in their
evaluation of the Company. These capital measures may, or
may not be necessarily comparable to similar capital
measures that may be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. The words “believe”, “estimate”, “expect”,
“intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates which they were made. The
Company undertakes no obligation to publicly update or
revise any forward-looking statements, whether as a result
of new information, future events or otherwise. Readers are
cautioned that any such forward-looking statements are not
guarantees of future performance and involve risks and
uncertainties and that actual results may differ materially
from those indicated in the forward-looking statements as a
result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements and are
referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors
that may impact the Company’s results of operations and
financial condition.

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Ameris Bancorp

THE | COASTAL | BANK

Overview of Pro Forma Franchise

Pro Forma Highlights
(1)
Financial data as of 12/31/13
Map and branch count exclude Coastal’s administrative branch at 605 US Highway 80 West in Savannah
(1) Excludes purchase accounting adjustments
• Complementary in-market
transaction
• Significant branch overlap
with 3 of 6 branches within
one mile
• Expanding our presence in the
Savannah market
Savannah
Charleston
Jacksonville
Atlanta
Tallahassee
Montgomery
Greenville
Columbia
St. Augustine
Moultrie
Ameris
Coastal
Assets …………… $4.1 bn
Loans …………… 2.8
Deposits …………… 3.4
Branches …………… 74

• In-market extension with like-minded community bank
• Leverages management experience and infrastructure in Savannah
• Experienced Southeast acquiror – 11 deals in the last 4 years
• Thorough due diligence process completed with over 70% of the total loan and OREO portfolios reviewed
Transaction Rationale
Strategic
Rationale
Financially
Accretive
Low-Risk
•
10% EPS accretion once cost savings are fully realized
•
Manageable initial tangible book value dilution and earnback period inside 3.0 years
•
Ameris to remain “well-capitalized”
•
Internal rate of return over 20%
•
Strengthens and solidifies our Savannah market presence
•
Significant market overlap allows for considerable cost savings opportunities
•
Improves deposit market share rank in Savannah MSA from 12
th
to 5
th
pro forma
•
Positions Ameris as the largest community bank by market share along the Georgia coast
(1)
Source: SNL Financial; deposit data as of 6/30/13
(1)
Includes the following Georgia counties: Bryan, Camden, Chatham, Glynn, Liberty and McIntosh.  Pro forma market share of 8.2%, behind SunTrust at 19.3%, Wells Fargo at 16.9% and Bank of America at 10.6%

Acquiror: Ameris Bancorp (NASDAQ: ABCB)
Target: Coastal Bankshares, Inc. (Private)
Transaction Value:
(1)
$36.7 million
Consideration Mix: 100% Stock
Per Share Consideration: 0.4671 shares of ABCB stock
Price / Tangible Book Value (%):
(1)
166%
Capital Raise: No additional capital required to complete the transaction
Required Approvals: Customary Regulatory and Coastal shareholder approvals
Expected Closing: Late second quarter / early third quarter of 2014
(1)
Summary of Transaction Terms

Based on ABCB’s 3-day average closing price of $21.41 as of 3/7/14 and a fixed exchange ratio of 0.4671x; includes in the money warrants; based upon total Coastal common shares outstanding of  3,423,488

Transaction Assumptions

Assumptions
•
50% of Coastal's noninterest expense
•
50% realized in 2014 and 100% thereafter
•
Includes cost savings from Coastal and in-market Ameris cost savings
Merger-Related Expenses
•
$4.5 million after-tax
•
Gross credit mark to loans and OREO of $20.2 million
•
5.5% mark to loans, 22.1% mark to OREO
•
Loan mark represents 2.2x total nonperforming loans as of 12/31/13, including accruing TDRs
Revenue Synergies
•
None assumed
Core Deposit Intangible
•
1.5% of transaction accounts
Ameris Preferred Equity Repayment
•
Assumes repayment of Ameris' $28 million of preferred equity prior to the end of the first quarter of 2014
Cost Savings
Credit Mark

Credit Due Diligence

Credit Diligence Process
• Comprehensive review process for Coastal’s loans and OREO portfolios
• Experienced credit review team
+ Ameris has reviewed over $3.0 billion of loans and OREO through the evaluation of 30 FDIC transactions
• Completed ten FDIC-assisted acquisitions and one whole bank transaction in GA and FL through cycle
• Credit team reviewed 71% of the dollar balance of Coastal’s loan portfolio
+ 100% of commercial loans greater than $300K
+ 100% of all watch list loans over $200K
• Reviewed 88% of OREO properties
+ On-site visits to the majority of OREO properties

($ millions)
$8.0
$6.0
$4.0
$2.0
$0.0
$1.6
$1.7
$3.3
($1.2)
$5.7
$7.8
2013 Pre-Tax Net Income
Add Back: Provision & OREO Expenses (1)
Adjusted Pre-Tax Net Income
Less: Taxes
50% After-Tax Expense Savings(2)
Adjusted After-Tax Net Income

Ameris Bancorp

THE | COASTAL | BANK

Coastal’s Core Earnings Ability

Source: SNL Financial
Note: Securities gain of  $4.0 thousand not shown
(1) Includes provision expense and  losses on the sale of OREO
(2) Based on Coastal’s reported 2013 noninterest expense of $17.4 million
• Transaction will allow Ameris to unlock Coastal’s core earnings ability
• Significant expense savings opportunities
2013 Core Earnings Reconciliation ($mm)

Source: SNL Financial
Ameris current capital ratios as of 12/31/13
(1)
Financial Impact

Transaction Impact
• 10% EPS accretion once cost savings are fully realized
• No revenue synergies assumed in pro forma results but substantial opportunities identified
•
Tangible book value earnback period inside 3.0 years
• TCE / TA above 7.0% within 2 quarters
Pro Forma
Current at Close
(1)
TCE / TA 6.8% 6.8%
Tier 1 Leverage Ratio 9.0       8.4
Tier 1 Risk-Based Ratio 14.2     12.8
Total Risk-Based Ratio 15.2     13.7
Estimated pro forma capital ratios at close; assumes transaction is 100% stock consideration; includes repayment of legacy TARP preferred equity

Ursla Island
21
17
Page Island
Daufuskie Island
Pooler
Garden City
Elba Island
405
Savannah
Oatland Island
Jones Island
Turtle Island
516
Cockspur Island
Whitemarsh Island
Hunter Army Air Field
Dutch Island
Wilmington Island
Tybee
Little Tybee
204
Isle of Hope

Ameris Bancorp

THE COASTAL BANK

Strengthened Market Presence

• Leverages our presence in the
Savannah market
+ On a pro forma basis, Ameris is the 2
nd
largest
community bank in the Savannah MSA
Savannah MSA Deposit Market Share Savannah MSA
Source: SNL Financial; deposit data as of 6/30/13
Market demographics deposit-weighted by county
Ameris
Coastal
Deposits Market
Rank Institution ($mm) Share
1 Wells Fargo & Co. $1,166 21.8%
2 SunTrust Banks Inc. 1,050 19.6
3 Bank of America Corp. 664 12.4
4 First Financial Holdings Inc. 594 11.1
Pro Forma 390 7.3
5 BB&T Corp. 362 6.8
6 FCB Financial Corp. 342 6.4
7 Coastal Bankshares Inc. 315 5.9
8 Synovus Financial Corp. 181 3.4
9 Heritage Financial Group Inc. 131 2.4
10 Putnam-Greene Financial Corp. 104 2.0
11 United Community Banks Inc. 80 1.5
12 Ameris Bancorp 75 1.4
13 CertusHoldings Inc. 49 0.9
14 Regions Financial Corp. 46 0.9
15 Liberty Shares Inc. 45 0.9
’13 – ’18 Proj. Pop. Growth (%) Proj. ’18 Median HHI ($)
4.3%
7.2%
0.0%
2.5%
5.0%
7.5%
ABCB Coastal
$48,302
$52,945
$40,000
$45,000
$50,000
$55,000
ABCB Coastal

Conclusion 11 • Financially attractive for both of our shareholders • Enhances current footprint in a high-growth Southeastern market • Compatible community banking model

Appendix: Additional Information

Overview of Coastal Bankshares, Inc.

• Headquartered  in  Savannah, GA
• Founded in 1954
• 6 branch Georgia footprint
+ Savannah MSA (5)
+ Hinesville MSA (1)
Financial Highlights Company Highlights
Deposit Composition by County
(2)
Chatham
Liberty
Effingham
Total Assets …………………………… $432.8 mm
Total Loans …………………………… 295.4
Total Deposits …………………………… 364.4
% Core Deposits
(1)
…………………………… 83.4%
Loans / Deposits …………………………… 81.1
Pro Forma Footprint
72%
15%
13%
Savannah
Montgomery
Moultrie
Ameris
Coastal
Source: SNL Financial; financial data as of 12/31/13
Branch count excludes Coastal’s administrative branch
Note: Map excludes Ameris’ branches in Northern Georgia, Northern South Carolina, and Florida and Coastal’s administrative branch at 605 US Highway 80 West in Savannah
(1)
Core deposits defined as total deposits less jumbo time deposits greater than $100,000
(2)
Deposit data as of 6/30/13

Strong Core Funding

Dollars in millions
Source: SNL Financial
Data as of 12/31/13
Note: Jumbo time deposits defined as time deposits greater than $100,000
Ameris Pro Forma Coastal
Ameris Cost of Deposits: 0.32% Coastal Cost of Deposits: 0.41%
Demand
Deposits
$179
6%
NOW Accounts
$129
4%
Money Market
& Savings
$1,940
65%
Retail Time
Deposits
$372
12%
Jumbo Time
Deposits
$379
13%
Demand
Deposits
$70
19%
NOW Accounts
$66
18%
Money Market
& Savings
$110
30%
Retail Time
Deposits
$58
16%
Jumbo Time
Deposits
$61
17%
Demand
Deposits
$249
7%
NOW Accounts
$196
6%
Money Market
& Savings
$2,050
61%
Retail Time
Deposits
$430
13%
Jumbo Time
Deposits
$440
13%

Pro Forma Loan Composition

Ameris Pro Forma
(1)
Dollars in millions
Source: SNL Financial
Data as of 12/31/13
(1) Excludes purchase accounting adjustments
Ameris Yield on Loans: 5.57% Coastal Yield on Loans: 5.83%
Coastal
C&D
$178
7%
Residential
$712
28%
CRE
$921
37%
C&I
$160
6%
Consumer &
Other
$164
7%
FDIC Covered
$390
15%
C&D
$37
12%
Residential
$100
34%
CRE
$130
44%
C&I
$23
8%
Consumer &
Other
$5
2%
C&D
$215
8%
Residential
$812
29%
CRE
$1,051
37%
C&I
$183
6%
Consumer &
Other
$169
6%
FDIC Covered
$390
14%

0.31 miles
1.68 miles
Ameris
Coastal
Jimmy Deloach Pkwy
Savannah/Hilton Head International Airport
Bourne Blvd
Pooler
Fun Zone Amusement & Sports Park

0.46 miles
Ameris
Coastal
Clearview
Bay Street Viaduct Area
Yamacraw Village
W Bay St
Hutchinson Island
North Historic District
Hitch Village
Kayton/Frazier Area
South Historic District
Beach Institute
Hillcrest

0.78 miles
Ameris
Coastal
Harry Truman Pkwy
Bacon Park
Bacon Park Golf Course
Hunter Golf Club
Eisenhower Dr
Avalon
Oglethorpe Mall
Chippewa
Oakhurst
E Montgomery Cross Rd

Branch Overlap Detail 16 Map excludes Coastal’s administrative branch at 605 US Highway 80 West in Savannah Pooler Downtown Historic District Southside

THE
COASTAL
BANK

Ameris Bancorp

THE | COASTAL | BANK

Branch Locations 17 Hinesville Office Godley Station Rincon Office Stephenson Avenue Office Pooler Office Johnson Square Office